EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Two Rivers Water Company on Form 10-Q?A for the period ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John McKowen Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 24, 2011	By: /s/ John McKowen
Chief Executive Officer & Chairman of the Board